SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 8, 2004 (March 5, 2004)

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-12699              95-4803544
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(State or Other Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                 File Number)         Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                 90405
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        (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events and Required FD Disclosure

On March 5, 2004, a lawsuit was filed in the United States District Court, Central District of California by the Construction Industry and Carpenters Joint Pension Trust for Southern Nevada against Activision seeking unspecified damages. The complaint alleges that Activision's revenues and assets were overstated during the period between February 1, 2001 and December 17, 2002. On March 8, 2004, Activision issued a press release in which it strongly denied the allegations contained in the complaint and said that it will vigorously defend this case. The press release is attached as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)  Exhibits.

              99.1     Press Release of Activision, Inc., dated March 8, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2004


                                ACTIVISION, INC.

                                By:/s/ George L. Rose
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                                    Name:   George L. Rose
                                    Title:  Senior Vice President
                                             and General Counsel